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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported): November 27, 2001


                          NEUROCRINE BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                      0-28150                      33-0525145
(State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation)

    10555 SCIENCE CENTER DRIVE, SAN DIEGO, CA                      92121
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (858) 658-7600



                                       N/A
         (Former name or former address, if changed since last report.)

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     This Current Report on Form 8-K is filed by Neurocrine Biosciences, Inc., a
Delaware corporation (the "Company"), in connection with the matters described herein.


ITEM 5.  OTHER EVENTS

         On November 27, 2001, the Company announced that it intends to file a preliminary prospectus supplement to its $200 million universal shelf registration statement with the Securities and Exchange Commission relating to the proposed underwritten public offering of 3,250,000 shares of its common stock. A copy of the Company's press release announcing its intention to file a preliminary prospectus supplement, dated November 27, 2001, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS

         (c)      Exhibits.   The following exhibits are filed herewith:


                 Exhibit
                 Number       Description of Exhibit
                ------------  -----------------------------------------
                 99.1         Press Release, dated November 27, 2001.






                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 27, 2001                        /s/ Paul W. Hawran
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                                                  Paul W. Hawran
                                                  Executive Vice President and
                                                  Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
--------    ------------------------------------------------------------
  99.1      Press Release, dated November 27, 2001.